EXHIBIT 10.1

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
AND JOINT ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (“First Amendment”) is made and entered into effective as of this 8th day of March, 2017, by and among ARLINGTON MEDICAL PROPERTIES, LLC, an Arizona limited liability company (“Seller”), UNIVERSAL HEALTH REALTY INCOME TRUST, a Maryland real estate investment trust (“Seller Guarantor”), GAHC4 RENO NV MOB, LLC, a Delaware limited liability company (“Buyer”), and FIRST AMERICAN TITLE INSURANCE COMPANY (“Escrow Agent”).

Recitals

WHEREAS, Seller, Seller Guarantor and Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of February 16, 2017 (the “Purchase Agreement”); and

WHEREAS, Seller, Seller Guarantor and Buyer seek to amend the Purchase Agreement as set forth below.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.    Recitals. The recitals set forth above are true and correct and are hereby incorporated in their entirety. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

2.    Seller’s Representations and Warranties. Paragraph 13 of the Purchase Agreement is hereby amended by inserting the following new Sections 13.17 and 13.18, which read in their entirety as follows:

13.17    Hospital Lease Guaranties. The Ground Lessor’s obligations under the Hospital Leases were originally guaranteed by Dignity Health, a California nonprofit public benefit corporation, formerly known as Catholic Healthcare West (“Dignity”). To Seller’s knowledge, Dignity has not been released from its guaranty obligations under the Hospital Leases. Seller has not received any written notice of revocation or termination of the Dignity guaranties of the Hospital Leases.

13.18    Offsite Improvements. To Seller’s knowledge, the “Off-Site Improvements” as defined in the Ground Lease are the same as the “Common Facilities” and “Building Off-Site Support Improvements” defined in the Declaration of Restrictive Covenants and Easements, made by Saint Mary’s Health Care Corporation as “Declarant,” and recorded November 21, 2003, as Document #2957334 in the Office of the Washoe County Recorder.

3.    Proof of Payment. Seller shall provide to Buyer satisfactory evidence on or before Closing that the March 1, 2017, rent payment under the Ground Lease, and the 2016 emergency generator fees under the Utility Services Agreement between Seller and Ground Lessor, were paid in full prior to Closing.

4.    Service Contracts. This First Amendment shall serve as written notice to Seller pursuant to Section 14.2 of the Purchase Agreement that Buyer does not elect to assume any Service Contracts, other than the Service Contract with Otis Elevator.

5.    Ratifications. Except as specifically herein amended, all terms, provisions, conditions and exhibits contained in the Purchase Agreement are hereby confirmed, ratified and restated and shall remain unmodified and in full force and effect. In the event that any provision of this First Amendment shall conflict with the terms, provisions, conditions, and exhibits of the Purchase Agreement, the terms of this First Amendment shall govern and control.

6.    Counterparts; Signatures. This First Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts when taken together shall constitute but one and the same First Amendment. Signatures to this First Amendment transmitted in .pdf (portable document format) via electronic mail or other electronic means shall be treated as originals in all respects for purposes of this First Amendment. Seller and Buyer further agree that the acknowledgement of this First Amendment by Seller Guarantor and Escrow Agent are not required for this First Amendment to be binding and effective as between Seller and Buyer.

7.    Successors and Assigns. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

{Signatures appear on the following pages}

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date indicated in the preamble above.

BUYER:

GAHC4 RENO NV MOB, LLC,
a Delaware limited liability company

By:	GAHC4 RENO NV MOB Sole Member, LLC,
a Delaware limited liability company
Its:	Sole Member

	By:	Griffin-American Healthcare REIT IV Holdings,
LP, a Delaware limited partnership
	Its:	Sole Member

		By:	Griffin-American Healthcare REIT IV, Inc.,
a Maryland corporation
		Its:	General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

[Signature Page to First Amendment – Signatures Continue on Following Pages]

SELLER:

ARLINGTON MEDICAL
PROPERTIES, LLC, an Arizona limited liability company

By:	Universal Health Realty Income
Trust, a Maryland real estate
investment trust, its member

	By:	/s/ Cheryl Ramagano
	Name:	Cheryl Ramagano
	Title:	VP and Treasurer

SELLER GUARANTOR:

UNIVERSAL HEALTH REALTY INCOME
TRUST, a Maryland real estate investment
trust

By:	/s/ Cheryl Ramagano
Name:	Cheryl Ramagano
Title:	VP and Treasurer

[Signature Page to First Amendment – Signatures Continue on Following Page]

The undersigned Escrow Agent acknowledges the foregoing First Amendment:

DATED: March 8 , 2017	FIRST AMERICAN TITLE INSURANCE COMPANY

	By:	/s/ Sarah Buvala
	Name:	Sarah Buvala
	Its:	Escrow Agent

[Signature Page to First Amendment-End of Signatures]